Exhibit 99.2

The undersigned is the owner of a minimum of 50 shares of common stock, $0.00001 par value (“Common Stock”), of InVivo Therapeutics Holdings Corp., a Nevada corporation (“InVivo”), and hereby confirms eligibility for the additional voting rights set forth in the Voting Rights Plan, as adopted by the InVivo Board of Directors on May 26, 2022 (capitalized terms used herein and not defined herein have the definitions given then in the Voting Rights Plan): By initialing in the box to the right of this statement, the undersigned or the person on whose behalf the undersigned is confirming eligibility for the additional voting rights, hereby certifies that the undersigned is the owner of 50 or more shares of Common Stock, except that if the undersigned is a nominee holder this Eligibility Confirmation Form is accompanied by a certification by each beneficial stockholder that both the beneficial owner and the record holders of all shares of InVivo Common Stock owned beneficially by the beneficial owner have confirmed eligibility for the Additional Voting Rights as to all the shares beneficially owned by the beneficial owner (Any failure to so initial will be interpreted as a failure to provide this certification and basis for denial of any Additional Voting Rights). By initialing in the box to the right of this statement, the undersigned, or the person on whose behalf the undersigned is confirming eligibility for the Additional Voting Rights, hereby acknowledges the terms and conditions of the Voting Rights Plan and hereby agrees to be bound by the same. (Any failure to so initial will be interpreted as a failure to provide this certification and basis for denial of any additional voting rights). By initialing in the box to the right of this statement, the undersigned, or the person on whose behalf the undersigned is confirming eligibility for the additional voting rights, hereby certifies that the undersigned acquired ownership of the foregoing shares before May 26, 2022 (the date on which the InVivo Board of Directors adopted the Voting Rights Plan) (Any failure to so initial will be interpreted as a failure to provide this certification and basis for denial of any Additional Voting Rights). By initialing in the box to the right of this statement, the undersigned, or the person on whose behalf the undersigned is confirming eligibility for the additional voting rights, hereby acknowledges that the additional voting rights are non-transferable and that any transfer of the underlying shares of Common Stock at any time from May 26, 2022 to the record date of the InVivo Annual Meeting to be held on or around August 24, 2022 shall result in the automatic termination of such additional voting rights. (Any failure to so initial will be interpreted as a failure to provide this certification and basis for denial of any Additional Voting Rights). INVIVO THERAPEUTICS HOLDINGS CORP. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED Signature________________________________ Signature, if held jointly___________________________________ Date__________, 2022. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes like this X YOUR RESPONSE IS IMPORTANT. PLEASE RESPOND TODAY. 20324 InVivo Therapeutics Claim Form_REV4 - Front VOTING RIGHTS PLAN – ELIGIBILITY CONFIRMATION FORM This Eligibility Confirmation Form is Solicited On Behalf Of The Board Of Directors Please Be Sure To Mark, Sign, Date and Return Your Eligibility Confirmation Form in the Envelope Provided. CONTROL NUMBER ELIGIBILITY CONFIRMATION FORM ELIGIBILITY CONFIRMATION FOR ADDITIONAL VOTING RIGHTS CONTROL NUMBER

FOLD HERE DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED INVIVO THERAPEUTICS HOLDINGS CORP. ELIGIBILITY CONFIRMATION FORM THIS ELIGIBILITY CONFIRMATION FORM IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 20324 InVivo Therapeutics Claim Form_REV4 - Back The undersigned hereby confirms eligibility for the additional voting rights set forth in the Voting Rights Plan, including the ownership of a minimum of 50 shares of common stock, $0.00001 par value, of InVivo Therapeutics Holdings Corp., a Nevada corporation, and hereby acknowledges the requirement to initial all of the boxes on the reverse hereof in order to confirm such eligibility. The additional voting rights may only be exercised at the Annual Meeting of Stockholders to be held on or around August 24, 2022, or at any adjournment thereof. THE FAILURE TO RETURN THIS COMPLETED AND EXECUTED ELIGIBILITY CONFIRMATION FORM FOR ADDITIONAL VOTING RIGHTS BY JULY 6, 2022 SHALL RESULT IN THE AUTOMATIC TERMINATION OF ANY ADDITIONAL VOTING RIGHTS FOR YOUR SHARES (Continued, and to be marked, dated and signed, on the other side)